Benefit Plans	12 Months Ended
Dec. 31, 2021
Retirement Benefits [Abstract]
Benefit Plans	Benefit Plans
For periods prior to the acquisition on November 1, 2021:
Pension and other postretirement plans
Defined benefit pension plans and other postretirement plans, sponsored by the Corporation, cover most full-time employees, certain part-time employees and employee-agents. Benefits under the pension plans are based upon the employee’s length of service and eligible annual compensation. The Corporation also provides a medical coverage subsidy for eligible employees hired before January 1, 2003, including their eligible dependents, when they retire. In September 2020, the Corporation announced it will eliminate the medical coverage subsidy effective January 1, 2021 for employees who are not eligible to retire as of December 31, 2020. The cost allocated to the Company for these plans was $1 million, $2 million and $3 million in 2021, 2020 and 2019, respectively.
The Corporation had reserved the right to modify or terminate its benefit plans at any time and for any reason.
Allstate 401(k) Savings Plan
Employees of AIC are eligible to become members of the Allstate 401(k) Savings Plan (“Allstate Plan”). The Corporation’s contributions are based on the Corporation’s matching obligation. The cost allocated to the Company for the Allstate Plan was $2 million, $4 million and $4 million in 2021, 2020 and 2019, respectively.
For periods subsequent to the acquisition on November 1, 2021:
Insperity 401(k) Plan
Employees of Everlake Services Company (“ESC”) are eligible to become members of the Insperity 401(k) Plan. Insperity PEO Services, L.P. is ESC’s outsourced human resource and administrative service company. ESC’s contributions are based on the plan’s matching obligation. The cost allocated to the Company, which relates to ESC’s matching obligation, was $85 thousand in 2021.